Summary of Significant Accounting Policies and Nature of Operations	12 Months Ended
May 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Summary of Significant Accounting Policies and Nature of Operations
Summary of Significant Accounting Policies and Nature of Operations.
The accompanying consolidated financial statements include the accounts of LVB Acquisition, Inc. and its subsidiaries (individually and collectively with its subsidiaries referred to as “Biomet”, the “Company”, “we”, “us”, or “our”). Biomet is a wholly-owned subsidiary of LVB Acquisition, Inc. (“LVB” or “Parent”). LVB has no other operations beyond its ownership of Biomet. Intercompany accounts and transactions have been eliminated in consolidation.
Transactions with the Sponsor Group
On December 18, 2006, Biomet, Inc. entered into an Agreement and Plan of Merger with LVB Acquisition, LLC, a Delaware limited liability company, which was subsequently converted to a corporation, LVB Acquisition, Inc., and LVB Acquisition Merger Sub, Inc., an Indiana corporation and a wholly-owned subsidiary of Parent (“Purchaser”), which agreement was amended and restated as of June 7, 2007 and which we refer to as the “Merger Agreement.” Pursuant to the Merger Agreement, on June 13, 2007, Purchaser commenced a cash tender offer (the “Offer”) to purchase all of Biomet, Inc.’s outstanding common shares, without par value (the “Shares”) at a price of $46.00 per Share (the “Offer Price”) without interest and less any required withholding taxes. The Offer was made pursuant to Purchaser’s offer to purchase dated June 13, 2007 and the related letter of transmittal, each of which was filed with the SEC on June 13, 2007. In connection with the Offer, Purchaser entered into a credit agreement dated as of July 11, 2007 for a $6,165.0 million senior secured term loan facility (the “Tender Facility”), maturing on June 6, 2008, and pursuant to which it borrowed approximately $4,181.0 million to finance a portion of the Offer and pay related fees and expenses. The Offer expired at midnight, New York City time, on July 11, 2007, with approximately 82% of the outstanding Shares having been tendered to Purchaser. At Biomet, Inc.’s special meeting of shareholders held on September 5, 2007, more than 91% of Biomet, Inc.’s shareholders voted to approve the proposed merger, and Parent acquired Biomet, Inc. on September 25, 2007 through a reverse subsidiary merger with Biomet, Inc. being the surviving company (the “Merger”). Subsequent to the acquisition, Biomet, Inc. became a subsidiary of Parent, which is controlled by LVB Acquisition Holding, LLC, or “Holding”, an entity controlled by a consortium of private equity funds affiliated with The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts & Co., and TPG Global, LLC (each a “Sponsor” and collectively, the “Sponsors”), and certain investors who agreed to co-invest with the Sponsors (the “Co-Investors”). These transactions, including the Merger and the Company’s payment of any fees and expenses related to these transactions, are referred to collectively as the “Transactions.”
General—Biomet, Inc. is the wholly owned subsidiary of LVB. LVB has no other operations beyond its ownership of Biomet. The Company is one of the largest orthopedic medical device companies in the United States and worldwide with operations in over 50 locations throughout the world and distribution in approximately 90 countries. The Company designs, manufactures and markets a comprehensive range of both surgical and non-surgical products used primarily by orthopedic surgeons and other musculoskeletal medical specialists. For over 30 years, the Company has applied advanced engineering and manufacturing technology to the development of highly durable joint replacement systems.
Basis of Presentation—The accompanying consolidated financial statements include the accounts of LVB and its subsidiaries (individually and collectively referred to as “Biomet” or the “Company”). The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.
Products—The Company operates in one reportable business segment, musculoskeletal products, which includes the design, manufacture and marketing of products in six major categories: Knees, Hips, Sports, Extremities, Trauma (“S.E.T.”), Spine, Bone Healing and Microfixation, Dental and Cement, Biologics and Other Products. The Company has three geographic markets: United States, Europe and International.
Knees and Hips—Orthopedic reconstructive implants are used to replace joints that have deteriorated as a result of disease (principally osteoarthritis) or injury. Reconstructive joint surgery involves the modification of the area surrounding the affected joint and the implantation of one or more manufactured components.

S.E.T.—The Company manufactures and distributes a number of sports medicine products (used in minimally-invasive orthopedic surgical procedures). Extremity reconstructive implants are used to replace joints other than hips and knees that have deteriorated as a result of disease or injury. Our key reconstructive joint in this product category is the shoulder, but the Company produces other joints as well. Trauma devices are used for setting and stabilizing bone fractures to support and/or augment the body’s natural healing process. Trauma products include plates, screws, nails, pins and wires designed to internally stabilize fractures; devices utilized to externally stabilize fractures when alternative methods of fixation are not suitable; and implantable bone growth stimulation devices for trauma.

Spine, Bone Healing and Microfixation Products—The Company’s spine products include spinal fixation systems for cervical, thoracolumbar, deformity correction and spacer applications; implantable bone growth stimulation devices for spine applications; and osteobiologics, including bone substitute materials, as well as allograft services for spinal applications. Bone healing products include non-invasive bone growth stimulation devices used for spine and trauma indications. Microfixation includes products for patients in the neurosurgical and craniomaxillofacial reconstruction markets, as well as thoracic solutions for fixation and stabilization of the bones of the chest.

Dental Products—Dental reconstructive devices and associated instrumentation are used for oral rehabilitation through the replacement of teeth and repair of hard and soft tissues. The Company also offers crown and bridge products.

Cement, Biologics and Other Products—The Company manufactures and distributes bone cements and cement delivery systems, autologous therapies and other products, including operating room supplies, casting materials, general surgical instruments, wound care products and other miscellaneous surgical products.

Effect of Foreign Currency—Assets and liabilities of foreign subsidiaries are translated at rates of exchange in effect at the close of their calendar month end. Revenues and expenses are translated at the average exchange rates during the period. Translation gains and losses are accumulated within accumulated other comprehensive income (loss) as a separate component of shareholders’ equity. Foreign currency transaction gains and losses are included in other (income) expense.
Cash and Cash Equivalents—The Company considers all investments that are highly liquid at the date acquired and have original maturities of three months or less to be cash equivalents.
Investments—The Company invests the majority of its excess cash in money market funds. The Company also holds Greek bonds, time deposits and corporate securities. The Company accounts for its investments in equity securities in accordance with guidance issued by the Financial Accounting Standards Board (“FASB”), which requires certain securities to be categorized as trading, available-for-sale or held-to-maturity. The Company also accounts for its investments under guidance for fair value measurements, which establishes a framework for measuring fair value, clarifies the definition of fair value within that framework, and expands disclosures about fair value measurements. Available-for-sale securities are carried at fair value with unrealized gains and losses, net of tax, recorded within accumulated other comprehensive income (loss) as a separate component of shareholders’ equity. The Company has no held-to-maturity investments. Trading securities are carried at fair value with the realized gains and losses, recorded within other (income) expense. The cost of investment securities sold is determined by the specific identification method. Dividend and interest income are accrued as earned. The Company reviews its investments quarterly for declines in fair value that are other-than-temporary. Investments that have declined in market value that are determined to be other-than-temporary are charged to other (income) expense, by writing that investment down to fair value. Investments are classified as short-term for those expected to mature or be sold within twelve months and the remaining portion is classified in long-term investments.
Interest Rate Instruments—The Company uses interest rate swap agreements (cash flow hedges) in both U.S. dollars and euros as a means of fixing the interest rate on portions of its floating-rate debt instruments. As of May 31, 2013, the Company had swap liabilities of $54.1 million, which consisted of $19.9 million short-term, and $34.8 million long-term, partially offset by a $0.6 million credit valuation adjustment. As of May 31, 2012, the Company had swap liabilities of $76.2 million, which consisted of $36.0 million short-term, and $41.0 million long-term, partially offset by a $0.8 million credit valuation adjustment.
Other Comprehensive Income (Loss)—Other comprehensive income (loss) includes currency translation adjustments, certain derivative-related activity, changes in the value of available-for-sale investments, and actuarial gains (losses) from pension plans. The Company generally deems its foreign investments to be permanent in nature and does not provide for taxes on currency translation adjustments arising from translating the investment in a foreign currency to U.S. dollars. When the Company determines that a foreign investment is no longer permanent in nature, estimated taxes are provided for the related deferred tax liability (asset), if any, resulting from currency translation adjustments. As of May 31, 2013, foreign investments were all permanent in nature.
Concentrations of Credit Risk and Allowance for Doubtful Receivables—The Company provides credit, in the normal course of business, to hospitals, private and governmental institutions and healthcare agencies, insurance providers, dental practices and laboratories, and physicians. The Company maintains an allowance for doubtful receivables based on estimated collection rates and charges actual losses to the allowance when incurred. The determination of estimated collection rates requires management judgment.
Other Loss Contingencies—In accordance with guidance issued by the FASB for contingencies, the Company accrues anticipated costs of settlement, damages, and loss of product liability claims based on historical experience or to the extent specific losses are probable and estimable. If the estimate of a probable loss is in a range and no amount within the range is more likely, the Company accrues the minimum amount of the range. Such estimates and any subsequent changes in estimates may result in adjustments to the Company’s operating results in the future. The Company has self-insured reserves against product liability claims with insurance coverage above the retention limits. There are various other claims, lawsuits and disputes with third parties, investigations and pending actions involving various allegations against it. Product liability claims are routinely reviewed by the Company’s insurance carriers and management routinely reviews all claims for purposes of establishing ultimate loss estimates.
Revenue Recognition—The Company sells product through four principal channels: (1) direct to healthcare institutions, referred to as direct channel accounts, (2) through stocking distributors and healthcare dealers, (3) indirectly through insurance companies and (4) directly to dental practices and dental laboratories. Sales through the direct and distributor/dealer channels account for a majority of net sales. Through these channels, inventory is consigned to sales agents or customers so that products are available when needed for surgical procedures. Revenue is not recognized upon the placement of inventory into consignment as the Company retains title and maintains the inventory on the balance sheet; rather, it is recognized upon implantation and receipt of proper purchase order and/or purchase requisition documentation. Pricing for products is predetermined by contracts with customers, agents acting on behalf of customer groups or by government regulatory bodies, depending on the market. Price discounts under group purchasing contracts are linked to volume of implant purchases by customer healthcare institutions within a specified group. At negotiated thresholds within a contract buying period, price discounts may increase. The Company presents on a net basis and excludes from revenue the taxes collected from customers and remitted to governmental authorities.
At certain locations, the Company records a contractual allowance that is offset against revenue for each sale to a non-contracted payor so that revenue is recorded at the estimated determinable price at the time of the sale. Those non-contracted payors and insurance companies in some cases do not have contracted rates for products sold, but may have pricing available for certain products through their respective web sites. The Company will invoice at its list price and establish the contractual allowance to estimate what the non-contracted payor will settle the claim for based on the information available as noted above. At certain locations, revenue is recognized on sales to stocking distributors, healthcare dealers, dental practices and dental laboratories when title to product passes to them, generally upon shipment. Certain subsidiaries allow customers to return product in the event that the Company terminates the relationship. Under those circumstances, the Company records an estimated sales return in the period in which constructive notice of termination is given to a distributor. Product returns were not significant for any period presented.
The Company also maintains a separate allowance for doubtful accounts for estimated losses based on its assessment of the collectability of specific customer accounts and the aging of the accounts receivable. The Company analyzes accounts receivable and historical bad debts, customer concentrations, customer solvency, current economic and geographic trends, and changes in customer payment terms and practices when evaluating the adequacy of its current and future allowance. In circumstances where the Company is aware of a specific customer’s inability to meet its financial obligations, a specific allowance for bad debt is estimated and recorded, which reduces the recognized receivable to the estimated amount the Company believes will ultimately be collected. The Company monitors and analyzes the accuracy of the allowance for doubtful accounts estimate by reviewing past collectability and adjusts it for future expectations to determine the adequacy of the Company’s current and future allowance. The Company’s reserve levels have generally been sufficient to cover credit losses.
Accounting for Shipping and Handling Revenue, Fees and Costs—The Company classifies amounts billed for shipping and handling as a component of net sales. The related shipping and handling fees and costs as well as other distribution costs are included in cost of sales.
Instruments—The Company provides instruments to surgeons to use during surgical procedures. Instruments are classified as non-current assets and are recorded as property, plant and equipment. Instruments are carried at cost, until they are placed into service and are held at book value (cost less accumulated depreciation). Depreciation is calculated using the straight-line method using a four year useful life. Instrument depreciation was reclassified from cost of sales to selling, general and administrative expense, as instruments are currently used as selling tools since the instrumentation is used in conjunction with implantation of the Company’s products. This reclassification was also made to conform the Company’s classification of instrument depreciation to industry practice. The Company reclassified $123.1 million, $118.9 million and $114.5 million for the years ended May 31, 2013, 2012 and 2011, respectively.
Excess and Obsolete Inventory—In the Company’s industry, inventory is routinely placed at hospitals to provide the healthcare provider with the appropriate product when needed. Because product usage tends to follow a bell curve, larger and smaller sizes of inventory are provided, but infrequently used. In addition, the musculoskeletal market is highly competitive, with new products, raw materials and procedures being introduced continually, which may make those products currently on the market obsolete. The Company makes estimates regarding the future use of these products which are used to adjust inventory to the lower of cost or market. If actual product life cycles, product demand or market conditions are less favorable than those projected by management, additional inventory write-downs may be required which would affect future operating results.
Research and Development—Research and development costs are charged to expense as incurred.
Legal Fees—Legal fees are charged to expense and are not accrued based on specific cases.
Income Taxes—There are inherent risks that could create uncertainties related to the Company's income tax estimates. The Company adjusts estimates based on normal operating circumstances and conclusions related to tax audits. While the Company does not believe any audit finding could materially affect its financial position, there could be a material impact on its consolidated results of operations and cash flows of a given period.
The Company's operations are subject to the tax laws, regulations and administrative practices of the United States, U.S. state jurisdictions and other countries in which it does business. The Company must make estimates and judgments in determining the provision for taxes for financial reporting purposes. These estimates and judgments occur in the calculation of tax credits, benefits, and deductions, and in the calculation of certain tax assets and liabilities that arise from differences in the timing of recognition of revenue and expense for tax and financial statement purposes, as well as the interest and penalties related to uncertain tax positions. Significant changes in these estimates may result in an increase or decrease to the Company's tax provision in a subsequent period.
The calculation of the Company's tax liabilities involves accounting for uncertainties in the application of complex tax regulations. The Company recognizes liabilities for uncertain tax positions (“UTPs”) based on a two-step process. The Company recognizes the tax benefit from an UTP only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The amount of UTPs is measured as appropriate for changes in facts and circumstances, such as significant amendments to existing tax law, new regulations or interpretations by the taxing authorities, new information obtained during a tax examination, or resolution of an examination. The Company believes its estimates for UTPs are appropriate and sufficient for any assessments that may result from examinations of its tax returns. The Company recognizes both accrued interest and penalties, where appropriate, related to UTPs as a component of income tax expense.
Certain items are included in the Company's tax return at different times than they are reflected in its financial statements. Such timing differences create deferred tax assets and liabilities. Deferred tax assets are generally items that can be used as a tax deduction or credit in the tax return in future years but for which the Company has already recorded the tax benefit in the financial statements. The Company has recorded valuation allowances against certain of its deferred tax assets, primarily those that have been generated from net operating losses and tax credit carryforwards in certain taxing jurisdictions. In evaluating whether the Company would more likely than not recover these deferred tax assets, it has not assumed any future taxable income or tax planning strategies in the jurisdictions associated with these carryforwards where history does not support such an assumption. Implementation of tax planning strategies to recover these deferred tax assets or future income generation in these jurisdictions could lead to the reversal of these valuation allowances and a reduction of income tax expense. Deferred tax liabilities are either: (i) a tax expense recognized in the financial statements for which payment has been deferred; or (ii) an expense for which the Company has already taken a deduction on the tax return, but have not yet recognized the expense in the financial statements.

Goodwill and Other Intangible Assets—The Company operates in one reportable segment and evaluates goodwill for impairment at the reporting unit level. The reporting units are based on the Company’s current administrative organizational structure and the availability of discrete financial information.
The Company tests its goodwill and indefinite lived intangible asset balances as of March 31 of each fiscal year for impairment. The Company tests these balances more frequently if indicators are present or changes in circumstances suggest that impairment may exist. In performing the test on goodwill, the Company utilizes the two-step approach prescribed under guidance issued by the FASB for goodwill and other intangible assets. The first step under this guidance requires a comparison of the carrying value of the reporting units, of which the Company has identified six in total, to the fair value of these units. The Company generally uses the income approach to determine the fair value of each reporting unit. This approach calculates fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. To derive the carrying value of the Company’s reporting units, the Company assigns assets and liabilities, including goodwill, to the reporting units. These would include corporate assets, which relate to a reporting unit’s operations, and would be considered in determining fair value. The Company allocates assets and liabilities not directly related to a specific reporting unit, but from which the reporting unit benefits, based primarily on the respective revenue contribution of each reporting unit. If the carrying value of a reporting unit exceeds its fair value, the Company performs the second step of the goodwill impairment test to measure the amount of impairment loss, if any.
The second step of the goodwill impairment test compares the implied fair value of a reporting unit’s goodwill to its carrying value. If the Company is unable to complete the second step of the test prior to the issuance of its financial statements and an impairment loss is probable and could be reasonably estimated, the Company recognizes its best estimate of the loss in its current period financial statements and discloses that amount as an estimate. The Company then recognizes any adjustment to that estimate in subsequent reporting periods, once the Company has finalized the second step of the impairment test.
The Company determines the fair value of intangible assets using an income based approach to determine the fair value. The approach calculates fair value by estimating the after-tax cash flows attributable to the asset and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. The calculated fair value is compared to the carrying value to determine if any impairment exists.
If events or circumstances change, a determination is made by management to ascertain whether property and equipment and finite-lived intangibles have been impaired based on the sum of expected future undiscounted cash flows from operating activities. If the estimated undiscounted net cash flows are less than the carrying amount of such assets, an impairment loss is recognized in an amount necessary to write-down the assets to fair value as determined from expected future discounted cash flows.
Earnings Per Share—Basic earnings per share is computed based on the weighted average number of common shares outstanding. Diluted earnings per share is computed based on the weighted average number of common shares outstanding, increased by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued and reduced by the number of shares the Company could have repurchased from the proceeds from issuance of the potentially dilutive shares. Potentially dilutive shares of common stock include stock options and restricted stock units granted under stock-based compensation plans.

The table below sets forth the computation of basic and diluted earnings per share:

	Fiscal Year Ended May 31,
(in millions, except per share data)	2013	2012	2011
Numerator:
Net income (loss)	$(623.4)	$(458.8)	$(849.8)
Denominator:
Basic—weighted average shares outstanding	551.8	551.9	552.1
Effect of dilutive securities:
Stock options	—	—	—
Restricted stock units	—	—	—
Diluted—weighted average shares outstanding	551.8	551.9	552.1
Earnings (loss) per share—basic	$(1.13)	$(0.83)	$(1.54)
Earnings (loss) per share—diluted	$(1.13)	$(0.83)	$(1.54)

The calculation of weighted average diluted shares outstanding excludes options of 36.0 million, 34.8 million, and 35.0 million for the fiscal year ended May 31, 2013, 2012, and 2011, respectively, because their effect would be anti-dilutive on the Company’s earnings per share. The calculation also excludes all restricted stock units as all restricted stock units under the 2012 Restricted Stock Unit Plan require a liquidity event condition.

Management’s Estimates and Assumptions—In preparing the financial statements in accordance with accounting principles generally accepted in the United States of America, management must often make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and related disclosures at the date of the financial statements and during the reporting period. Some of those judgments can be subjective and complex. Consequently, actual results could differ from those estimates.
Recent Accounting Pronouncements
There are no recent accounting pronouncements that the Company has not yet adopted that are expected to have a material effect on its financial position, results of operations or cash flows.